Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A for the period ended September 30, 2017 (the “Report”) of Newtek Business Services Corp. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, Barry Sloane, as Principal Executive Officer, and Jennifer Eddelson, as Principal Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to each officer’s knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/S/ BARRY SLOANE
Barry Sloane,
Principal Executive Officer

/S/ JENNIFER EDDELSON
Jennifer Eddelson,
Principal Financial Officer
November 8, 2017